Strategic Partnering Opportunities A Workshop with Electricite de France July 22-23, 1999

Objectives Agree interests and value in an Electricite de France and Perot Systems strategic relationship. Create a shared alignment as to the shape of enterprises considered. Demonstrate Perot Systems experience and skills. Agenda points Networked economy viewpoint and relevance Perot Systems Europe-approach to partnering Observations & insights on North American energy model Discussion and insights on European energy model Objectives and Agenda

Perot Systems Relationship Model Approach Ken Scott President, Perot Systems Europe

We help our clients determine which technological tools they need to succeed. Then, we put those tools to work. We create value for our clients by helping them create value for their customers. Perot Systems is a leader in information technology. We help our clients find and create the kind of information that will transform their businesses. What We Do

WE SERVE OUR CUSTOMERS . . . with innovative, responsive solutions to their needs. WE TREASURE OUR PEOPLE . . . by attracting, developing, and recognizing outstanding people, and by caring for them and their families. WE OPERATE WITH INTEGRITY . . . by treating our customers, people, and suppliers in a fair and honest manner - as we want to be treated ourselves. WE REWARD OUR STAKEHOLDERS . . . by producing strong financial performance from which everyone benefits. WE CONTRIBUTE TO OUR COMMUNITY . . . by using our talents and resources to better the conditions in the diverse communities in which we work. STAKEHOLDERS COMMUNITY ASSOCIATES CLIENTS INTEGRITY Our Values

Pricing Mechanism Risk Sharing base fee plus/ potential investment enterprise Business Metric major business impact Integrated approach, but unbundled pricing, allows alignment. process efficiency quality and time base fee plus base fee bonus/ penalties functional or department technology service level Traditional Services Business Projects Alliances Increased Revenue Reduced Costs Focus Traditional What We Do: Creating Value

Service Lines Level of Risk Assumed Alignment of Interests Breadth of Responsibility Share in Value Created High High Low High Low Low Perot Systems exposure Client exposure High Low Relationship Approach Technology Innovation What We Are and How We Operate Perot Systems Approach to Strategic Partnering

Perot Systems Associates We're Growing . . . 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 YTD 1998 117 484 1120 1605 2041 2122 2232 2897 4378 5583 5898

Over 65 facilities worldwide . . . Perot Systems Locations

Networked Economy Viewpoints Jack Calhoun Leader, E-Commerce and Business On Line

A Networked Economy 4 etc. 1 ....for individuals + = instant bookstore 2 ....within companies. 3 Individuals are gaining power Increasing choices, convenience, and personal responsibility are breeding higher expectations around value. Enterprises are becoming more agile They aim increasingly for value creation and effectiveness rather than pure efficiency. New operating models are developing "Disintermediation" drives shift in focus from competitors to customers and partners. Infrastructure is an active choice Formerly the domain of the SEC, ICC, and Ma Bell, infrastructure has become a very powerful and flexible strategic tool. ....across companies. ....to basic structures AMAZON.COM Govt.. FERC SEC FCC DoD Other... Labor N. America S. America Asia Europe Africa Other... Materials Steels Plastics Aluminum Other Information ActiveX ATM OMG SONET FDDI Other Underlying Principles for Designing a Virtual Company Construct Fundamental changes and restructuring of the world we know.

"Less successful companies take a conventional approach to strategy. Their strategy is dominated by the idea of staying ahead or positioning themselves against their competition...leading them to compete at the margin for incremental share. In stark contrast, high-growth companies pay little attention to matching or beating their rivals. Instead, they seek to dominate the market by having a focus on creating new forms of customer value"* * Source: A Five Year Study of High Growth Companies:Value Innovation: The Strategic Logic of High Growth, by W. Chan Kim and Renee Mauborgne Customer Value The End-to-end Experience That Keeps Customers Coming Back Creating a Strategy for Value For Customers Simply put, the company that creates the most customer value wins.

Within Companies

Enterprise Process Model

Develop Products and Services	Manage Channel Partners	Acquire Customers	Administer Relationships	Service Management	Manage Network	Manage Facilities	Renew/ Win Back Customers
•Analyze Markets	•Develop Strategic Channels	•Advertise, Market Brand	•Invoice / Collections	•Service Planning and Development	•Network Planning and Development	•Analyze Locations	•Evaluate Performance
•Segment Markets	•Manage Reselling Partners	•Advertise, Market Products	•Reconcile Adjustments	•Service Configuration	•Network Systems Administration	•Acquire Facilities	•Negotiate Contracts
•Identify & Analyze Competition	•Manage Network Channel Partners	•Prospect for Potential Customers	•Reconcile Contracts	•Service Problem resolution	•Installation and Maintenance	•Close Facilities	•Propose
•Develop & Define Products	•Manage Independent Reps	•Propose Agreements	•Compensate Channels	•Service Quality Management	•Network Monitoring	•Maintain Facilities	•Implement Price Changes
•Develop Pricing Strategy	•Manage Direct Sales Force	•Negotiate Agreements	•Compensate Independent Reps	•Rating and Discounting	•Usage Data Collection	•Optimize Facility Layouts	•Renew Contracts
•Pilot/Test New Offerings	•Manage Call Centers	•Contract Agreements	•Implement Contracts	•Surveying Customer		•Manage Real Property Contracts	•Terminate Contracts
•Revise Offerings	•Manage Channel Compensation	•Manage Revenue/ Contribution	•Maintain Customer Relationships				
•Launch Products	•Measure Channel Performance	•Establish Customers	•Damage Recovery				
•Implement Products	•Evaluate Channel Performance	•Provision Network					
	•Educate Channels						

Enabling Processes: Human Resources, Finance and Accounting, Facilities, Information Technology, Performance Management, Legal and Regulatory

13

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Across Companies Improved systems and processes enable customers and trading partners to more efficiently discern value-leading to a new distribution of economics. Speed and agility-the big won't eat the small-the fast will eat the slow. Supply Manufacture Distribute Consume Business to Business to Consumer Push (build up at the borders) Pull (business to business integration) Service Retail From Enterprise Optimization to Value Chain Optimization

To Basic Structures Core Process Layer Network Service Layer Application Service Layer Retailing E-tailing Brand Mgmt. Industrial Portals Consumer Portals Product Development Mfg. Design Cust. Rel. Mgmt. Sales Force Automation VPN Security Loyalty Program Dist. Mgmt. Net ERP Services Payments/ Credit Cards Human Resources Administration Returns Order Fulfillment BUSINESS TO BUSINESS TO CONSUMER Access Control Directory Services Routing Protocol API's Accounting & Tax Services Call Centers E-mail Processing Warehousing Logistics Infrastructure Is a Strategic Choice

The "Battle of the Portals" Browsing, entertainment, advertising Would like to "own" the consumer AOL MSN Lycos Excite Yahoo Amazon MindSpring The Retail Consumer Portals Strategy Supply Manufacture Distribute Consume Business to Business to Consumer Service Retail

The First Industrial Portal Identity Processes Computing Facilities Information Resources Communications Middleware Market Processes Common Processes OrderZone(s) Legacy Applications ASP(s) Distributors Customers Retailers Service Providers Manufacturers Employees Enterprise Browser Suppliers Four Key Areas of Convergence 3 Desktop 2 Infrastructure 1 Processes 4 Markets

Assess Position Network Innovate Phased Implementation Allocate Resources 1. Customer Value Add/ WOW Analysis 2. Customer Segmentation 3. Value Platform -Product -Service -Delivery 4. Brand Strength 5. Operating Model 6. Technology 7. Organization 8. Financial Implications 9. Quick Hits 1. Killer applications 2. Killer relationships 3. Outsourcing/ 4. Bi-lateral business agreements 5. Governance model 1. Developing and Creating WOW 2. Design value platform development -Product -Service -Delivery -Channel (front-office) -Operations (back-office) 3. Process reengineering 4. Architect -Process -Technology -Organization 5. Projects/plans 1. Implementation scenarios 2. Timing 3. Economic funding model 4. Keep,stop, start analysis 5. Sponsorship/leadership 1. Program management (process/systems and organizational integration) 2. 90 day development cycles 3. 90 day release cycles Websourced Strategy Framework Building a Strategy for Change

Clearinghouse Concept: An Industrial Portal Ed Smith Energy Practice Strategist

Restructuring Challenge (each one to every other) Market Facilitator (one door to many others) ICH Simplified View of Clearinghouse Concept

(*) Electricity or Gaz KwH or MwH ICH Euro The International Information ClearingHouse administrates, facilitates and monitors domestic and EU activities for seizing opportunities in the opening of the electricity & gas markets to competition. This evolving service concept includes direct responsibility for: the clearing service for the registration and switch-over of customers between energy suppliers; the measurement data management e.g. initial validation, resolution, quality and exchange of meter information between the utility and market participants, plus the creation & submission of load profile schedules to the ISO or other designated entities as may be required; the administration of contracts e.g. metering, billing, payments, settlements & other related services to the end customer, as well as between market participants and intermediaries such as the resident utility distribution companies, power marketers & ISO's and other agencies as required; the design and supporting operation of an underlying foundation of Financial Services e.g. credit management, securitization, monetization, insurance, payments, etc., complementing the flow of energy units (*) exchanged between international entities ICH acquires a key international position with Roles and Functions to be defined. Pan-European Market Requirements: ICH, a new Entreprise Initiative

Consume Purchase Retail Market Wholesale Market Multi-Regional Market Other Markets ISO/PX PM/SC ESP UDC ENERGY & TRANSPORT Market Clearing Price, Transmission, Ancillary Services and Real-Time Adjustments The Business Challenge Customer, Meter, Measurement Data and Service Conditions Contracts & Schedules Data

California Utility Industry 1998 and Beyond


Energy Supplier
Energy Supplier
Energy Supplier
Supply Broker
Scheduling Coordinators (SCs)
Power Exchange (PX)
ISO
A/S Provider
Transmission Owner (TO)
Retailer
Retailer
Utility Distribution Company (UDC)
Direct Access Customer (DAC)
Direct Access Customer (DAC)
Full Service Utility Customer (FSUC)
kWh
kW, kWh
Some market info and money

23

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Pan European TSO Clearinghouse Architecture: "To Be" Model Bill Moore Enabling Technologies

Overview of Existing North America System Infrastructure and Operations: OASIS; Security Centers; ISN; and ISOs Ali Vojdani Market Needs, Challenges, Limitations

Source: NERC Interconnections and Reliability Regions WSCC Western Interconnection ERCOT Interconnection

Source: NERC NERC Regions and Control Areas As of July 1, 1997 Dynamically Controlled Generation ERCOT ERCOT ERCOT

BPA WAPA PG&E APS MAPP MAIN SPP ERCOT SCS TVA FP&L HQ NYPP MARITIMES NEPOOL PJM VP DUKE ECAR APS AEP MECS SECURITY COORDINATORS ISN NODES OH CA ISO Source: NERC Security Coordinators and ISN

Commercial Operation started Jan 3, 1997 23 OASIS Nodes 175 Transmission Providers in U.S. and Canada 348 Transmission Customers 47,000 reservation requests per month Source: EPRI OASIS

Retail Restructuring States where bills were unsuccessful, have not yet been introduced or are in transitional legislation (22 and the District of Columbia) States with final restructuring laws and dates set for retail choice (19) (AR, CA, CT, DE, IL, MA, MD, ME, MT, NH, NJ, MN, VT, OH, OK, PA, RI, TX, VA) States in which the public utilities commision has mandated restructuring or issued a final restructuring report (4) (AZ, MI, NY, VT) States with bills pending (5) (IN, MO, NC, OR, SC) Source: RCI Research as of July 6, 1999

Power markets Transmission markets Ancillary services markets Financial derivative markets Secondary markets Forward markets Regional markets Congestion zones/markets Day-Ahead Market Hour-Ahead Market Real-Time Market Source: MWDaily Wholesale Restructuring

Source: Midwest ISO Comparison of ISOs

Source: NERC The Parallel Flow Problem

Transactions Transaction Management Challenge Over the last four years, power sales volumes have grown from 2 million MWh to 2 billion MWh, while the number of active marketers have grown from 13 to 130. Enron's 1995 sales volume would put it in 46th place in today's charts. It now takes Enron about three days to move as many megawatt hours as it did in all of the 1995.

OASIS Survey Response Most reservations will be made in 1 hour or less. Number of reservation requests expected to double in 2-3 years. Need to complete hourly reservation process in 15 minutes. Most have difficulty in identifying transmission paths that meet their needs. Most want all in one reservation (TS, AS, energy, pre-confirmed reservations). Strong agreement on common software and display packages.

The Reliability Threat After spending 18 months reviewing the current reliability system, the DOE Reliability Task Force concluded that this inherited system, with its patchwork of organization,inadequate information sharing and overlapping and sometimes unclear responsibilities, is "clearly unsustainable" and that until new policies and institutions are in place, "substantial parts of North America will be exposed to unacceptable risk." FERC RTO NOPR May 13, 1999

Enabling Trades Maintaining Reliability Systems Integration Technical Challenges How to keep the lights on in face of increasing traffic over the transmission grid. How to enable trades in face of grid congestion. How to integrate the existing IT systems of individual utilities and regional power pools into an integrated whole to provide the data needed to maintain reliability and to enable trade across the continent.

Future North America System Architecture Model Market and Operational Problems Addressed, Open Issues, Fit of TMS, IDC and Tagging

EPRI Grid Operations & Planning Commercial Practices Working Group (CPWG) OASIS How Working Group NERC/ Security Process Support System Task Force (SPSSTF) EPRI/NERC/Industry Collaboration

TMS is envisioned as a continent wide, seamless, reliable, and secure information system that will: Efficient Market Reliable Grid Data Exchange Goals of TMS Facilitate exchange of transaction and scheduling data among regions, operating entities, and market participants. Streamline the transmission reservation, ancillary services procurement and energy scheduling processes. Support security coordination for inter-area transactions, including congestion management. TMS must enable next hour transactions and automate tagging.

Not under TMS umbrella Separate inter-regional and intra- regional applications TMS Functions Power System Generation Owner Control Area Operator Study Security Security Coordinator Pre-validate inter-regional TS Customer Pre-validate transaction Register Customers, Providers, and Products Registers as Customer View TS and AS Information Views TS & AS Information Provides registered data Trade Energy Negotiate energy trades Negotiate energy trades Negotiate TS and AS Requests and Negotiates TS and AS Manage Congestion Provide TLR and redispatch recommendations Request redispatch Participate in TLR Monitor and Control Power System Issue control commands Provide real-time data Operate power system Schedule Energy, TS, & AS Confirm scheduling information Provide energy purchases Provide TS and AS reservations Implement schedules Settle accounts Issue Settlements Issue energy, TS, & AS bills Provide actual schedules Provide contracted schedules Analyze Reeal-Time Security Analyze inter-regional security in real-time Provide real-time power system data Indicate need for TLR Inform on TLR event Coordinate ATC Coordinate ATC across regions Transmission Provider Negotiate TS and AS Pre-validate Regional TS Registers as Provider; Registers TS & AS products Issue inadvertent TS and AS bills Analyze intra- regio nal security in real-time Participate in TLR Posts TS & AS Information Provide ATC Electricity Marketplace

The Transaction Management System: Functional Structure



Registration
Registration data
Transmission Provider
Request regional impact study
ATC
Impact
Request inter-regional imp
Reservations
Schedules
ATC Postings
TS & AS Acceptance
Requests
Regional Security Analysis & Scheduling
Regional Impact Study
Regional TLR
Regional Network DB
Regional Scheduling System
Control Area Operator
Transmission Reservation
Negotiation
ATC DB
ATC Coordination
Coordinate ATC
TS & AS Reservations
Schedules
Schedule Information
Validation
Sch. Creation
Schedule DB
Open Access Market Interface
OASIS Phase 1
Energy Trading
View ATC
Acceptance of TS & AS
Impact
Customer
Settlement
Inter-regional Security Coordination
Impact Study
TLR
Network DB
Request impact study
Request TLR
Security Coordinator
ISN
Branch & generator status
Flowgate flows
Scheduled outages
Next hour topology

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TMS Infrastructure External Systems (e.g. Regional Security Analysis) Adapter TMS Infrastructure Will provide standardized interfaces, standardized data exchange tools, standardized data formats, and persistent storage which will permit applications to interconnect in a "plug- and-play" manner. External Systems Focused on intra-area issues. TMS Applications Focused on inter-area issues. Could be "centralized" or distributed. Adapter Proprietary interface to TMS via TMS API. TMS API IDC TIS OASIS 2 Scope and Components of TMS

Business Applications Transport or Middleware Public Persistent Storage Common Data Framework TMS Conceptual Model Open Interface Open Interface Open Interface

Message Broker and Internet Relational Database Management System Common Information Model Open Interface Open Interface Open Interface Private Persistent Storage Proprietary interface Proprietary Interface Public Subset of Persistent Storage Optional Proprietary Interface to Private Persistent Storage Information ADAPTER IDC/TLR TIS TRS EMS Example TMS Technologies That May Be Used Other Applications OASIS TMS Conceptual Model

Oracle Rdb ACMS Desktop Clients CGI Services Remote Access API Internet Client ACMS Clients JAM Services Call Center Client Application Services GDS Client Application Services Business Object Read Only Transaction Services Data Access Services Read / Write Transaction Services Data Access Services Infrastructure Read Only Transaction Services Data Access Services Read / Write Transaction Services Data Access Services Computational Transaction Services Function ACMS Routing ACMS Servers DECNet TCP/IP PARIS Car Reservation System

Internet Web Server News Reader Client News Reader Client Editor Client Editor Client Wire Services Information Repository Content Server Distribution Service Generation Service Publisher Service Site A North America Site B Japan CORBA Bus (IIOP) CNN Interactive Web Publishing

Australia Energy Trading System The Information Bus The Information Bus High Availability Data Repository Reporting Libraries Real-time Alarm Monitor Market Adapters Power Exchange Trading Plant Availability System Position Keeping Metering Financial Settlement Module Decision Support Adapter

Australia Energy Trading System

Transaction Management System



Public Internet
Purchase / Seller Entity
HTML/HTTP Secure Socket Layer Level 3 Encryption as required
OASIS 2
WEB SERVER
Sch. Update
Sch. Creation
Sch. Enquiry
TRS
Long term Std
Coord ATC
Impact Study
TLR
OASIS 1A
WEB Server
ATC
Connection via specific ports.
Only known message types passed and acted upon.
TCP/ip used to support the brokering structure
MIDDLEWARE
Private Frame Relay Network / Intranet
De-central TIS
Sch. Update
Sch. Creation
Sch. Enquiry
TRS
TRS
Central IDC
Long Term Study
Coordinated ATC
Impact Study
Transmission Line Relief

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Impact Calculation Broker IDC-1 ISN Information Provider CIM-3 CIM Topology Provider CIM-2 Real-time Topology Changes IDC-6 Base Topology Provider IDC-5 Inter-regional Coordinated ATC Provider IDC-14 PTDF Provider IDC-4 Bus Model Builder IDC-3 Impact calculator IDC-2 Planned Topology change IDC-10 Trade Request Broker IDC-7 Trade Request Calculator IDC-8 Inter-regional advisory TLR IDC-11 Planned Change Provider CIM-4 Trade Portfolio Updater CIM-8 Trade Information Provider CIM-10 IDC Study Mode Request OASIS2 - 4 (1,2) (3,4,47,48) (5,6,53,54) (7,8) (9) (10,62) (11,57) (12,60) (13,64) (14) (45,46) (49,50) (51) (52) (65) (58,59) (55,56) (63) TLR Schedule Selection IDC-15 TLR Interfaces IDC -13 (38) (37) (42) (41) Inter-regional TLR Calculator IDC12 (40) (39) Schedule Inquiry OASIS2 - 6 (33) A A IA TLR Request Component OASIS2 - 5 C C (34) (34) (40) Trade Entry & Amendment Component OASIS2 - 7 Trade Entry Broker TIS - 1 Trade Amend and Entry TIS - 2 (67) (66) (68) (69) Participant Information CIM-9 (71) (88) ATC Coordinator Service ATC - 1 D D (91) (91) Regional ATC Provider CIM - 21 (95) IDC Trade Validation Broker TIS-3 IDC Trade Validation TIS-4 (74,75) (72,73) (76) Trade and Schedule Archive CIM-11 (77) System Time Clock CIM-12 (80,81) Schedule Update Provider CIM-6 Approved Schedule Broker CIM-15 Schedule Disseminator CIM-16 Planned Change Subscriber CIM-13 (92) F E (93) ISN Information Subscriber CIM-14 F (92) E (93) Regional Outage Sys ISN Participant Registration CIM-18 TMS Administration Maintenance CIM-20 Participant Registration Broker CIM-17 TMS Administration Broker CIM-19 TMS Administration Component OASIS2-9 Participant Registration Entry OASIS2-8 (89) (86) (85) TIS Locations IDC Location OASIS Locations Coordinated ATC Provider CIM-7 (68) Schedule Information Provider CIM - 5 (79) Trade Approval Handler TIS-5 Approval Process Schedule Generator TIS-6 (100) (96,103) (97) (98,104) (99) K K L L (102) (101) (106) (107) M M (108) Coordinated ATC Component OASIS2 - 3

Sizing Assumptions No. of transmission providers 200 No. of special transmission products/provider 12 No. of transmission customers 500 No. of transmission customer per OASIS node 126 No. of control areas 150 No. of sites 25 No. of OASIS nodes 25 No. of sinks/sources 500/500 No. of flowgates 2000 (10/TP) No. of buses 80,000 No. of branches 120,000 No. of topology changes/hour 100 Impact Study horizon 168 hours No. of Impact Study/hour 50 Tag size 2-3 kbytes No. of tags 300 /day/customer No. of transmission services request/node/hour .50-300 Response time for impact study/on demand (one hour) 1 minute Response time for impact study/backend (1 week) 10 minutes 200 12 500 126 150 25 25 500/500 2000 80,000 120,000 100 168 50 2-3 300 ..50-300 1 10

Interface Volumetrics

Stage 1 TMS Implementation Plan*


1Q
2Q
3Q
4Q
5Q
6Q
7Q
8Q
9Q
IDC
Implement Stand Alone IDC
Integrate into TMS
TIS
Implement Stand Alone TIS
Integrate into TMS
OASIS 2
Develop OASIS 2 Specifications
Implement OASIS 2
TMS Infrastructure
Select Middleware
Implement Middleware For Application Support
Extend for Resilience
Design Network
Implement Network
TMS System Integration
Develop Detailed TMS API Specifications, Service Design, and Business Rules
Develop CIM Extensions
Develop Test Environment and Training Workshops
Integration Testing

Assumes integration of specific interfaces

54

perotsystems

Cost Estimate* * Does not include cost of a private network and integration with external systems such as settlement and energy trading. * We recommend to include a contingency fund in the budget to cover costs that we may have overlooked (e.g., budget M$10 capital for NERC and M$4 per Security Node)

NERC News, November 1998 Committee Stresses Need for IDC Calling it a critical tool needed to maintain reliability in the Eastern Interconnection, NERC's Security Coordinator Subcommittee has thrown its support behind development of a fully featured Interchange Distribution Calculator. SCS further believes that the new IDC should be implemented before the summer 1999 operating season. The plan, as recommended by SPSSTF and supported by SCS, is for the IDC to replace the interim Inter- change Distribution Calculator. However, SCS also supports enhancing the iIDC to support changes toNERC's TLR procedures - the Constrained Path Method of transaction curtailment, for example -until the IDC is ready. The OC will recommend IDC development and implementation to the Board in January. It also appointed a steering committee to help negotiate a contract with SPSSTF's recommended vendor. Source: NERC The Need for IDC

The NERC TLR Tariff

Megawatt Daily, Thursday December 17, 1998

FERC adopts filing of NERC TLR procedures

The North American Electric Reliability Council's (NERC) procedure for relieving on transmission systems caused by parallel loop flows has been accepted FERC, at least for the time being.

"We believe that NERC's proposed transmission loading relief (TLR) procedures move in the right direction [by] using regional approaches to reliability and accounting for parallel flows," the commissioners stated yesterday.

FERC has therefore ordered that public utilities using the NERC procedures must their pro forma open access tariffs to include these procedures. The procedures may be used by any public utility in the Eastern Interconnection if it first files notice with the commission.

In adopting NERC's strategy on an interim basis, the commission cited as justification for its decision the tariffs' failure to account for unscheduled power flows in a public utility's curtailment decisions.

"Reliance on independent regional institutions will help ensure reliability and will provide confidence that the solutions will be competitively neutral," FERC Chair James Hoecker said.

TLR procedures help to relieve overloads in a transmission line that could otherwise malfunction. NERC's procedures call for the reduction of all interchange transactions if 5% or more of the transaction flows across on overloaded facility.

The commission, however, pointed out weaknesses in the procedures, particularly as the TLR plan applies only to interchange transactions (transactions between systems) and not to native load or network service.

To account for this weakness, FERC has directed transmission-operating public utilities in the Eastern Interconnection to develop and implement interim procedures to address this inconsistency by summer 1999.

The commission also ordered that the same utilities operating in the Eastern Interconnection not already developing regional congestion management programs through their power pools will be required to file interim redispatch solutions with the by March 1, 1999.



Transmission Market & Security Initiatives
NERC
Industry
OC
Joint
EC
SCS
IOS
SPSSTF
IOSITF
ATCWG
MMWG
DEWG (ISN Data)
TWG (ISN Telec.)
TISTF (Policy)
TIS SDWT (interim & full)
IDC SDWT (interim & full)
TRS SDWT (prototype)
DFTF (PTDF Matrix)
OASIS How WG (EPRI facilitated)
CPWG (NERC facilitated)
Liaison Teams
Reporting
Coord./Liaison

Source: NERC

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perotsystems™

Source: NERC Electronic Tagging and Approval Process Purchasing-Selling Entity Sink (Load) Control Area Transmission Providers and Control Areas on Scheduling Path Authority Service Agent Service Approval Service Notify Notify Approve or deny Tag submitted by agent service Transaction approved for implementation Tag Cache iIDC/ IDC Security Coordinator Implemented

Lessons Learned and Opportunities Observed in California Markets Paul Gribik Energy Practice Leader - Transmission & Trading Services

Genesis of the California Market Two separate camps at start of design process: Tight pool. Pool schedules all energy and transmission to achieve least cost. Pool prices all commodities at the marginal cost (based on bids). Minimal ISO. Energy marketers responsible for energy trades and scheduling. ISO defines and auctions long-term transmission rights. Marketers acquire transmission needed for their schedules. Compromise. Power Exchange in which participants can bid to buy and sell energy at marginal cost. Separate energy marketers responsible for scheduling energy trades in their markets. ISO adjusts schedules to alleviate congestion. ISO moves schedules as "little as possible" yet prices transmission at margin. Delay defining and selling long-term transmission rights.

California Market Structure Resulting California "market" is a complex mix of several markets: Markets defined by the commodities traded. Energy Transmission Inter-zonal (market-based) Intra-zonal (contract-based) Ancillary Services (Reserves and Regulation) Markets also defined by time-frame of the trade. Month Ahead Day-ahead Hour-ahead Real-time

Energy Markets Several forward energy markets exist in California. Bilateral Markets Marketers decide in which time-frames they wish to operate. Marketers develop their own trading rules affecting: Unit commitment Scheduling (except for effects of transmission congestion) Pricing Power Exchange PX offers day-ahead and hour-ahead markets. Run as auctions with market clearing prices Unit commitment responsibility of participants PX offers month-ahead trading. Anonymous matching of buyers and sellers based on bid and ask prices

Energy Markets (continued) A single real-time (spot) energy market. ISO runs real-time energy market. Real-time market is a single pool since ISO cannot dispatch specific supplies to meet specific demands. Producers and consumers can select the energy markets in which they wish to trade.

Inter-Zonal Transmission Markets ISO runs day-ahead and hour-ahead inter-zonal transmission markets via its Congestion Management process. PX and other energy markets bid for transmission needed for their day-ahead and hour-ahead energy schedules At present, there is no way for a marketer to acquire transmission prior to ISO's day-ahead congestion management process ISO also does real-time congestion management. Transmission model used in real-time differs from that used in forward markets

Inter-Zonal Transmission Markets (continued) Next year, ISO will auction Firm Transmission Rights. Financial rights to collect congestion revenues Physical transmission right as a tie-breaker FTRs auctioned yearly by ISO FTRs can be traded freely in voluntary secondary markets

Ancillary Service Markets ISO forecasts its A/S requirements. Marketers can self-provide A/S. They estimate the capacity needed to meet their share of ISO's forecast requirements ISO runs day-ahead and hour-ahead forward markets Suppliers can bid to sell reserves or regulation capacity ISO purchases its remaining forecast requirements ISO runs its A/S auction after energy schedules are determined

California Market Structure The separate markets that make up the California Market Structure interact in complex ways. How they interact affects the overall efficiency of the markets and the viability of power marketers Design process was fragmented. Different groups focused on different pieces Very little effort was made to ensure the different pieces would work together smoothly

California Market Structure The separate markets that make up the California Market Structure interact in complex ways. How they interact affects the overall efficiency of the markets and the viability of power marketers Design process was fragmented. Different groups focused on different pieces Very little effort was made to ensure the different pieces would work together smoothly

Price Quantity Demand Curve Supply Curve P* Q* PX energy forward markets ISO forward inter-zonal transmission and A/S capacity markets ISO real-time energy market Basics of PX and ISO Markets PX and ISO markets use simple micro-economic model. Schedule at intersection of supply and demand curves

Inter-Zonal Congestion Management Overview Each SC may bid for transmission. An SC bids the costs to adjust its resource schedules ISO Minimizes the total cost of the changes to schedules of all SCs. Keeps the energy markets of the different SCs separate. ISO does not participate in energy forward markets by arranging trades between SCs beyond those specified by the SCs involved Zonal marginal energy costs depend upon the SC. The difference between marginal costs in two zones does not depend upon SC Congestion price for moving energy from one zone to another is independent of SC. Congestion charges depend upon the difference between the SC's zonal marginal costs SCs are treated comparably for transmission pricing

Inter-Zonal CM Limitations Distort Forward Energy Markets ISO accepted certain limitations to its processes, software and protocols. Limitations do not appreciably affect the reliability of ISO operations. However, they do affect the efficiency of the forward markets. ISO may make out-of-market adjustments to schedules Individual energy markets may not be cleared For PX to calculate accurate zonal marginal costs, ISO must clear PX market ISO does not allow SCs to bid costs of adjusting their inter-SC trades Thins ISO transmission market when congestion exists resulting in higher prices Thins PX energy market ISO does not return final schedules until 1:00 PM, after WSCC intertie checkout Induces some imports and exports to not submit adjustment bids Thins the PX market when congestion exists Exposes imports and exports to additional risks Affects coordination with other control areas

Ancillary Service Market Limitations ISO protocols limit ability of markets to find most efficient use of resources. ISO ancillary service auction runs after energy schedules determined Limits ability to trade-off energy production and A/S capacity provision by a resource ISO does not allow A/S capacity to compete with energy for transmission PX does not run an ancillary services market but relies on ISO market.

Real-Time Energy Market Problems Real-time balancing energy market is run as a pool. ISO is not given the opportunity to schedule energy prior to real-time ISO is not permitted to redispatch in real-time to clear the market Opens gaming opportunity. ISO closed gaming opportunity by distorting the market price signals ISO also penalizes purchases from its real-time market by allocating replacement reserve costs to such purchases. Limits the ability of parties to arbitrage across markets

Incremental Supplemental Energy Bids If ISO must increase energy output Merit Order Stack Decremental Supplemental Energy Bids If ISO must reduce energy output $/MWh +MWh -MWh

Modify Energy Bid Prices ISO determines the marginal cost if all real-time trades were cleared Incremental bids with price below MCP are raised to MCP Decremental bids with price above MCP are lowered to MCP $/MWh +MWh -MWh

Improving the Interaction of ISO and the Markets Markets concentrates on efficient trading in forward markets and scheduling of resources. Energy Firm transmission rights Ancillary services. ISO concentrates on reliability issues. Defining and publishing A/S requirements Defining and auctioning long-term tradable transmission rights Adjusting schedules to schedules to ensure reliability Real-time operations Interactions with neighboring control areas

Improving the Interaction of ISO and the Markets Keep multiple voluntary forward markets. Integrate energy, A/S and transmission rights trading within each market. Resulting schedules closer to satisfying ISO's reliability constraints ISO congestion market and A/S market would be used to "fine tune" the schedules to improve reliability Reduces the effect on market efficiency of any ISO out-of-market actions Market structure would be much more portable Use in different ISO designs with tradable firm transmission rights

Improving the Interaction of ISO and the Markets Allow ISO to start scheduling for real-time prior to real-time. Permit limited amount of bidding by resources who expect to participate in ISO's real-time market to an ISO energy market (day-ahead and hour- ahead). ISO's real-time market should require less trading to clear the market

Pan European Clearinghouse Discussion Back-Up Materials

Information Clearinghouse & Settlements Concepts and Process

CUSTOMER

PRE & POST REGULATORY RETAIL MEASUREMENT/SERVICE OVERVIEW

Residential:

Commercial:
(pre-dereg. target)

Industrial:
(pre-dereg. target)

Utility Distribution Co:

To be determined:
(dependent upon authority)

Energy Services Provider:


Acquire/Analyze past 12-15 mo. bill history multi-location
e.g. OmniCorp (energy acctg.)
UtilityCost Manager (Illinova Ucom)
Continuous review of measured data. Trending analysis and predictive assessment.
Creation of contracts and analysis/review of market portfolio position
Product and service offering
Commodity
Performance contracting
Facilities outsourcing
Value-based service
Measured output/meter reads
Consolidated billing, invoicing, payments and settlements plus contract management
EnerAct
Multi-geographical retail systems

Power Marketing/ Scheduling Coordinator:

ISO:
(independent service operator)

81

perotsystems

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider: ISO: (independent service operator) Submit application for certification and registration of services Certification of new energy and related service providers (legal, financial, technical, and regulatory) Profiling and segmentation of customer base Commence advertising programs, mailings, etc. Registration of new energy and related service providers - offerings Notification to customer on "choice" elections Customer authorized release of historical information Release customer information as authorized Operational compliance and creditation, on-going financial reviews Customer account set-up Service complaints re: slamming, truth in advertising, etc. Set-up contract with ESP Create contract with power marketer/ scheduling coordinator for source of supply Determines "risk" accountability for scheduled load imbalance CUSTOMER Processing applications of new (energy and related) service providers MARKET DEREGULATION & CUSTOMER CHOICE PROCESS

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider: ISO: (independent service operator) ESP notified of scheduled switch or DASR rejection Process for acceptance and rejection (eligibility, accreditation, etc.) Site assessment and additional coordination efforts (customer, UDC, other) Acknowledge DASR process and set schedule for switch over Customer notified of scheduled switch Third party customer verification CUSTOMER Direct access service request Who does what: meter, billing, etc. Customer verification of DASR "choice." MARKET DEREGULATION & CUSTOMER CHOICE PROCESS

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider: ISO: (independent service operator) Measured or estimated usage readings Measured or estimated usage readings Daily reads hourly info Monthly reads Readings distributed to ESP's UDC invoices wires charges to ESP or CASE #: UDC sends "wires" bill direct to customer Initial validation and analysis of readings rec'd Load forecasting and trending analysis Readings distributed to UDC's Initial validation and analysis of readings rec'd Load forecasting and trending analysis Use rules applied and reconciliation Billing ready data CUSTOMER Physical and virtual change out Master register of who's doing what and master registration creating virtual meter passport Physical and virtual (records) change Record nature of services provided Physical change out of meter service Physical change out of meter service Virtual (records only) change out of service Activation of customer record/contract MARKET DEREGULATION & CUSTOMER CHOICE PROCESS

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider: ISO: (independent service operator) Schedules registered Submit aggregate schedules Apply DLF (Distribution Load Factor) and create schedules for further aggregation and submission Adjusts individual schedule by factor used DLF CUSTOMER Aggregate schedules and submit Daily review and update Receive aggregate schedules from multiple ESP's MARKET DEREGULATION & CUSTOMER CHOICE PROCESS Billing calculation and pricing Consolidation with UDC "wires" charges Produce bills and update customer care/financial systems Create individual forecasted load schedule Daily review and update Store individual customer schedule

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider: ISO: (independent service operator) Runs actual schedules Submits revised aggregate CUSTOMER ESP submits adjustments to SC Record adjustment and modify individual schedules Optimizes and signals variances Requests revision inputs MARKET DEREGULATION & CUSTOMER CHOICE PROCESS

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider : ISO: (independent service operator) SERVICE INTERRUPTION OR OUTAGE SITUATION Automatic notification of outages Automatic notification of outages Call in to UDC of service outage Schedules and communicates planned outages - O&M Communicates non- planned reliability and storm outages Notification of customer to be done by? Registration of events for performance analysis and history Residential: outages resolution Residential: notify ESP's of impact and plans Revise energy demand schedule Commercial & Industrial: Signal notification to UDC of outage Commercial Industrial: Analysis and resolution Advise ESP of plans Submit revised schedules to power marketer/SC Commercial Industrial: Advise customer of restoration plans Revise energy demand schedule Submit revision to ISO Register schedules CUSTOMER Update master register to track schedule changes

Power Marketing/ Scheduling Coordinator : Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider : ISO: (independent service operator) OUTAGE SITUATION (cont'd) Verify restoration complete Notification to customers and ESP's to be done by? Recording of potential energy imbalances for dispute resolution arising from unplanned outages CUSTOMER SERVICE INTERRUPTION OR OUTAGE SITUATION

Power Marketing/ Scheduling Coordinator : CUSTOMER Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider : ISO: (independent service operator) BILLING QUERY/METER QUERY OR DISPUTE Initiate billing or meter query Initiates meter query for suspicion of theft or inaccuracy Creation of master meter registration database - "Virtual Notes Passport" Creation of master usage measurement history database Research and respond to consolidated billing issues Residential: request meter verification or billing (wires) research Creation of common customer identifier "UNI" Third party oversight for recording and tracking outstanding disputes Residential: Meter verification scheduled Third party oversight for recording and tracking outstanding disputes Results communicated to ESP Results reported to customer for resolution

Power Marketing/ Scheduling Coordinator : CUSTOMER Residential: Commercial: (pre-dereg. target) Industrial: (pre-dereg. target) Utility Distribution Co: To be determined: (dependent upon authority) Energy Services Provider : (current) ISO: (independent service operator) CUSTOMER SWITCH BETWEEN ESP'S Authorize release of historical data Submit request for usage data Energy Services Provider : (new) Receives authorization Receives request for historical data Releases historical data Submits DASR Process for acceptance or rejection Customer verification Acknowledge DASR and set schedule for switch Notify existing ESP, customer, and new ESP Site assessment and additional coordination Record final/start meter reading Who will record credit and payment history? Distribute final/start usage reading Meter transaction Update master registration records

Ali's Second day sections - OATI The Interchange Distribution Calculator (IDC) Congestion management through Market Re-dispatch

The Interchange Distribution Calculator (IDC) NERC Policy 9 (TLR) Scope of IDC Service Levels Demonstration of the IDC

The Alliance of Perot Systems and OATI has been chosen as an exclusive provider of an IT subscription service supporting the implementation of the NERC's Transmission Loading Relief (TLR) tariff for the Eastern Interconnection, as approved by FERC in December of 1998. IDC will clear a whopping $100 billion in electricity trades, while keeping the lights on. The IDC Subscription Service The Eastern Interconnection includes thirty eight (38) states in US and several Canadian Provinces. The utilities in Eastern Interconnection serve well over half of the electricity in the North America.

Real-Time Changes (ISN) Base-case Data IDC Executive Factor Engine Impact Analysis TLR Halt Curtail Reload Topology Processor IDC Transaction Database Network DB CIM IDC Web Server · Gapp · NERC Tags · 3rd Party SC TP/CA PSE iIDC IDC Implementation

Communication Infrastructure

NERC Source: NERC The Initial Customers of IDC

Option to Include New Users Exhibit F of the IDC Operations Services Agreement Security Coordinators 23 Control Areas 134 Transmission Providers 142 Purchasing Selling Entities 329

Hardware Configuration

IDC RTO RTO RTO RTO RTO RTO CA CA CA CA CA CA CA CA IDC: The Inter-ISO Clearinghouse

Congestion management through Market Re- dispatch The experiment The generation participation factors Experiment to date

Source: NERC Market Re-dispatch Experiment

100MW Blue Transaction Flows with 20MW Redispatch Flows 30 20 100 100 20 20 20 20 10 10 50 50 70 70 30 30 40 2 4 2 2 4 2 8 4 4 6 6 Source: NERC MRD Workshop Example 1

100MW Blue Transaction Flows with 25MW Redispatch Flows 30 20 100 100 25 25 20 20 10 10 50 50 70 70 30 30 40 7.5 7.5 2.5 2.5 17.5 7.5 2.5 7.5 10 5 5 Source: NERC MRD Workshop Example 2